American High-Income Municipal Bond Fund

1997 Semi-Annual Report
for the six months ended January 31

[The American Funds Group(R)]

[cover:  illustration of construction man at work]

American High-Income Municipal Bond Fund(R) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

Investment Highlights
Average annualized total return through 1/31/97

                                    Total         Lipper*
                                    Return        Rankings
Lifetime                            +10.7%        2nd of 35
(Since September 26, 1994)
One year                            + 6.6%        1st of 43
Six months                          + 4.8%        -

*Rankings are based on total return versus the average of high-yield municipal debt funds calculated by Lipper Analytical Services. Rankings do not reflect the effects of sales charges.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound return with all distributions reinvested for periods ended December 31, 1996 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods:

                                    Total         Average Annual
                                    Return        Compound Return
Lifetime                            +20.62%       +8.64%
(Since September 26, 1994)
One year                            + 1.41%       -

Sales charges are lower for accounts of $25,000 or more. Results through November 30, 1996 reflect the effect of a voluntary fee waiver, which was in effect from the fund's inception. Without the waiver, the results would have been lower. The fund's 30-day yield as of February 28, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 5.10%. The fund's distribution rate as of that date was 5.28%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. INCOME MAY BE SUBJECT TO STATE OR LOCAL INCOME TAXES AND/OR FEDERAL ALTERNATIVE MINIMUM TAXES. CERTAIN OTHER INCOME, AS WELL AS CAPITAL GAIN DISTRIBUTIONS, MAY BE TAXABLE.

FELLOW SHAREHOLDERS:

The first half of fiscal 1997 was something of a milestone for American High-Income Municipal Bond Fund as it completed its second year of operations. In the six months ended January 31, 1997, shareholders earned a total return of 4.8% if they reinvested their income, as most do. That outpaced the 4.3% return of the average high-income municipal bond fund, as measured by Lipper Analytical Services, a leading mutual fund tracking service. American High-Income Municipal Bond Fund also outpaced the 4.2% total return of the unmanaged Lehman Brothers Municipal Bond Index, which is composed of higher rated bonds.

Shareholders who took their dividends in cash saw the value of their holdings rise 1.8% and had an income return of 2.9%, which was equivalent to a taxable income return of 4.5% (9.0% annualized) for investors in the 36% tax bracket. The fund paid monthly dividends totaling 44 cents a share, virtually all of which was tax-exempt, and a capital gain distribution of 14 cents a share in November.

This was generally a good time for bond investors. After reaching a peak last spring, interest rates declined slightly through the summer and fall with an upturn in December and January. As rates fell, bond prices rose. Investors' growing confidence that inflation would not accelerate with increased economic activity appears to have been the key factor behind the higher bond prices. Earlier in 1996, investors feared that the economy was expanding too rapidly and that the Federal Reserve Board would raise short-term interest rates to choke off inflation. By spring, however, it became apparent that the economy was continuing to expand without igniting a spiral of higher prices.

The falling interest rates were particularly good news for the high-yield municipal market. As rates fell, investors who wanted higher yields began looking longer and harder at the high-yield market, and they bid up prices. This was a dramatic shift from September 1994 when American High-Income Municipal Bond Fund began operations. At that time the bond market was at the tail end of one of its worst slumps in history. Investors were scrambling for safety, and many attractive investments were available at good prices. Your fund took advantage of the situation to invest in a number of issues with the potential for solid returns. We continue to find attractive investment opportunities, despite the renewed interest in high-yield bonds.

In the first half of this fiscal year, the fund began reaping significant rewards from some of its early investments. The value of bonds sold to finance a toll road in Chicago, for example, rose dramatically when they were advance refunded and upgraded from BBB to AAA. Bonds for a life care facility in New Jersey rose in value when it reached full occupancy well ahead of schedule.

While these successes are gratifying, we want to remind our investors that American High-Income Municipal Bond Fund is still relatively new. We believe that a long-term perspective is the key to successful investing, and we caution our investors against focusing too closely on short-term results. Changes in the economic outlook and the political landscape can occur with little notice, causing short-term fluctuations in the bond market, especially the lower quality spectrum in which the fund invests.

The 1996 election, however, appears to have had little direct impact on the municipal bond market. Nonetheless, the long-term effect on the market of some policies debated in the election campaign is unclear. Proposals to shift some federal government responsibilities to states and municipalities, for example, could affect local budgets. Because your fund's holdings in bonds are for specific projects which generate revenues independent of the political process, we do not believe these potential changes will have a major impact on your investment.

In the first half of the fiscal year, the number of shareholder accounts rose by nearly 10% to 6,128, and the fund's net assets grew almost 20% to $260 million. We welcome all our new shareholders and look forward to reporting to you again in six months.

Cordially,
/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

March 24, 1997

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND
Investment Portfolio, January 31, 1997
(Unaudited)

[pie chart]
Quality Ratings

AAA:                                                                         4.28%
AA:                                                                          2.59%
A:                                                                           4.68%
BBB:                                                                        46.55%
BB:                                                                         21.87%
B:                                                                          11.75%
Not rated:                                                                    .51%
Cash & Equivalents:                                                          7.77%
[end pie chart]

                                                                        Principal      Market
                                                                           Amount       Value
                                                                            (000)       (000)
Tax-Exempt Securities Maturing in More than
One Year - 92.23%

Alabama - 1.22%
 The Industrial Development Board of the City of
  Mobile, Solid Waste Revenue Refunding
  Bonds (Mobile Energy Services Company, L.L.C.
  Projects), Series 1995, 6.95% 2020                                        $3,000      $3,183

California - 9.04%
 Resource Recovery Revenue Bonds,
  Waste Management Inc. Guarantee Bond, Series A  AMT,
  7.15% 2011                                                                 1,000      1,082
 Rural Home Mortgage Finance Authority,
  Single Family Mortgage Revenue Bonds
  (Mortgage-Backed Securities Program),
  1995 Series B AMT, 7.75% 2026                                                995      1,115
 Student Education Loan Marketing Corp. (A
  Non-Profit Public Benefit Corp. Organized Under
  the Laws of the State of California) AMT, Student
  Loan Program Revenue Bonds:
   7.00% 2005                                                                1,000      1,047
   7.00% 2010                                                                2,000      2,103
 Central Valley Financing Authority, Cogeneration
  Project Revenue Bonds (Carson Ice-Gen Project),
  1993 Series, 6.10% 2013                                                    1,400      1,412
 Long Beach Aquarium of the Pacific, Revenue Bonds
  (Aquarium of the Pacific Project), 1995 Series A:
   6.10% 2010                                                                1,000        999
   6.125% 2015                                                               1,000        984
   6.125% 2023                                                               2,500      2,433
 Los Angeles County Capital Asset Leasing
  Corp., Certificates of Participation
  (Marina del Rey), Series A, 6.25% 2003                                     3,715      3,889
 Pleasanton Joint Powers Financing Authority,
  Subordinate Reassessment Revenue Bonds,
  1993 Series B, 6.125% 2002                                                 4,420      4,532
 Redding Joint Powers Financing Authority, Solid
  Waste and Corp. Yard Revenue Bonds, 1993
  Series A, 5.00% 2023                                                       1,000        856
 Sacramento Cogeneration Authority, Cogeneration
  Project Revenue Bonds, 6.00% 2003                                          1,000      1,038
 Redevelopment Agency of the City and County of San
  Francisco, Residential Facility Revenue Bonds (Coventry
  Park Project), Series 1996A AMT, 8.50% 2026                                1,000      1,002
 South Tahoe Joint Powers Financing Authority,
  Refunding Revenue Bonds (South Tahoe
  Redevelopment Project Area No.1), 1995 Series B,
  6.25% 2020                                                                 1,000      1,004

Colorado - 5.89%
 Housing and Finance Authority, Single Family Program
  Subordinate Bonds:
    1995 Series A AMT, 8.00% 2025                                            1,605      1,775
    1995 Series B AMT, 7.90% 2025                                            1,155      1,279
 Student Obligation Bond Authority,
  Student Loan Asset-Backed Bonds, Senior
  Subordinate 1995 Series II-B AMT, 6.20% 2008                               1,000      1,013
 Arapahoe County, Capital Improvement
  Trust Fund Highway Revenue Bonds (E-470 Project):
   6.90% 2015                                                                1,250      1,372
   6.95% 2020                                                                4,500      4,936
 City and County of Denver, Airport System
  Revenue Bonds:
   Series 1991D AMT, 7.75% 2013                                              1,000      1,202
   Series 1992C AMT:
    6.55% 2003                                                               2,000      2,136
    6.75% 2013                                                               1,000      1,051
   Series 1994A, 7.50% 2023                                                    500        553

Connecticut - 3.68%
 Health and Educational Facilities Authority Revenue Bonds,
  University of Hartford Issue, Series D, 6.75% 2012                         1,000      1,004
 Eastern Connecticut Resource Recovery Authority,
  Solid Waste Revenue Bonds (Wheelabrator Lisbon
  Project) Series 1993 A AMT, 5.50% 2020                                     1,500      1,389
 Mashantucket (Western) Pequot Tribe Special Revenue Bonds,
  1996 Series A:
   6.375% 2004                                                               1,000      1,040
   6.40% 2011                                                                6,000      6,130

District of Columbia - 0.61%
 Hospital Revenue Refunding Bonds (Washington
  Hospital Center Issue), Series 1992A,
  7.00% 2005                                                                 1,500      1,596

Florida - 7.00%
 Arbor Green Community Development District (City of Tampa,
  Hillsborough County), Special Assessment Revenue Bonds,
  Series 1996, 7.00% 2003                                                    3,000      2,995
 The Crossings at Fleming Island Community
  Development District (Clay County), Special
  Assessment Bonds, Series 1995, 8.25% 2016                                  5,000      5,359
 Meadow Pointe II, Community Development District
  (Pasco County) Capital Improvement
  Revenue Bonds, Series 1995, 7.25% 2002                                     4,845      4,887
 Northern Palm Beach County Improvement District, Water
  Control and Improvement Bonds, Unit of Development No. 9A,
  Series 1996A:
   6.80% 2006                                                                1,000      1,022
   7.30% 2027                                                                1,500      1,542
 Ocean Highway and Port Authority, Solid Waste/Pollution
  Control Revenue Refunding Bonds, Series 1996 (Jefferson
  Smurfit Corp. (U.S.) Project), 6.50% 2006                                  1,305      1,321
 Polk County Industrial Development Authority, Industrial
  Development Revenue Bonds (IMC Fertilizer, Inc. Project),
  1991 Tax-Exempt Series A AMT, 7.525% 2015                                  1,000      1,067

Illinois - 11.19%
 Health Facilities Authority:
  Revenue Refunding Bonds:
  Edward Hospital Project, Series 1993A, 6.00% 2019                          1,000        984
  Advocate Health Care Network, Series 1997A:
   5.70% 2011                                                                  750        745
   5.80% 2016                                                                3,000      2,926
  Revenue Bonds (Fairview Obligated Group Project):
  1992 Series A 9.50% 2022 (Prerefunded 2002)                                2,750      3,433
  1995 Series A 7.40% 2022 (Prerefunded 2002)                                2,630      2,662
 City of Chicago:
  Chicago-O'Hare International
  Airport, Special Facility Revenue Bonds
  (United Air Lines, Inc. Project):
   Series 1988A AMT, 8.95% 2018                                              3,395      3,855
   Series 1988B, 8.85% 2018                                                  1,155      1,310
  Skyway Toll Bridge Refunding
  Revenue Bonds, Series 1994:
   6.50% 2010 (Prerefunded 2004)                                             1,500      1,667
   6.75% 2017 (Prerefunded 2004)                                             1,500      1,689
 Village of Robbins, Cook County, Resource Recovery Revenue
  Bond (Robbins Resource Recovery Partners, L.P. Project),
  Series 1994A AMT:
   8.375% 2010                                                               1,000      1,040
   8.375% 2016                                                               8,430      8,770

Indiana - 2.62%
 City of East Chicago, Pollution Control
  Refunding Revenue Bonds:
   Inland Steel Co.:
   Project No. 11, Series 1994, 7.125% 2007                                  2,000      2,088
   Project No. 10, Series 1993, 6.80% 2013                                   1,000      1,023
 Indianapolis Airport Authority, Special Facilities Revenue
  Bonds, Series 1994 (Federal Express Corporation Project)
  AMT, 7.10% 2017                                                            2,500      2,694
 City of Sullivan, Pollution Control Revenue
  Refunding Bonds (Indiana Michigan Power Co.
  Project), Series C, 5.95% 2009                                             1,000      1,004

Kentucky - 3.29%
 City of Ashland, Sewage and Solid Waste Revenue Bonds,
  Series 1995 (Ashland Inc. Project) AMT, 7.125% 2022                        1,000      1,082
 Kenton County Airport Board, Special Facilities
  Revenue Bonds (Delta Air Lines, Inc. Project),
  1992 Series A AMT:
   6.75% 2002                                                                2,000      2,112
   7.50% 2012                                                                2,225      2,407
   6.125% 2022                                                               3,000      2,956

Louisiana - 2.35%
 Health Education Authority, Revenue Bonds (Lambeth
  House Project), Series 1996, 9.00% 2026                                    2,850      2,870
 Housing Finance Agency, Single Family Mortgage
  Revenue Bonds, Series 1995A-2 AMT, 7.80% 2026                              2,920      3,234

Maine - 0.36%
 Educational Loan Marketing Corp., Student Loan Revenue
  Refunding Bonds, Series 1991 AMT,  6.90% 2003                                910        933

Maryland - 1.31%
 Health and Higher Educational Facilities
  Authority, Revenue Bonds, Howard County General
  Hospital Issue, Series 1993, 5.50% 2021                                    2,000      1,827
 Housing Opportunities Commission of Montgomery
  County, Multifamily Revenue Bonds (Strathmore
  Court at White Flint), 1994 Issue A-2:
   7.50% 2024                                                                1,000      1,047
   7.50% 2027                                                                  500        523

Massachusetts - 2.13%
 Industrial Finance Agency Revenue
  Bonds, Edgewood Retirement Community Project,
  Series 1995A, 9.00% 2025                                                   5,300      5,539

Michigan - 8.86%
 Hospital Finance Authority,
  Hospital Revenue Refunding Bonds:
   Genesys Health System Obligated Group,
   Series 1995A:
    7.50% 2005                                                               1,500      1,665
    8.00% 2005                                                               2,000      2,262
    8.10% 2013                                                               1,000      1,142
    7.50% 2027                                                               2,200      2,396
   Pontiac Osteopathic, Series 1994 A:
    5.375% 2006                                                              1,000        976
    6.00% 2014                                                               1,500      1,464
   Sinai Hospital of Greater Detroit, Series 1995
   6.625% 2016                                                               2,755      2,786
 City of Detroit:
  Limited Tax General Obligation:
   Series 1995 B, 6.75% 2003                                                 1,000      1,071
   Series 1995 A, 6.40% 2005                                                 1,145      1,210
  Downtown Development Authority, Tax
  Increment Bonds (Development Area No.1 Projects),
  Series 1996C, 6.20% 2017                                                   1,000      1,026
 The Economic Development Corporation of the
  County of Midland, Subordinated Pollution
  Control Limited Obligation Revenue Refunding
  Bonds (Midland Cogeneration Project),
  Series 1990B AMT, 9.50% 2009                                               4,100      4,482
 Charter County of Wayne, Special
  Airport Facilities Revenue Refunding Bonds,
  (Northwest Airlines, Inc., Facilities),
  Series 1995, 6.75% 2015                                                    2,495      2,554

Mississippi - 0.49%
 Clairborne County, Adjustable/Fixed-Rate Polution Control
  Revenue Bonds (Middle South Energy, Inc. Project),
  Series C, 9.875% 2014                                                      1,150      1,270

Nevada - 2.16%
 City of Henderson, Local Improvement
  District No. T-10 (Seven Hills) Limited Obligation
  Improvement Bonds, 7.50% 2015                                              5,500      5,615

New Jersey - 3.33%
 Economic Development Authority, First Mortgage
  Revenue Fixed-Rate Bonds:
   Fellowship Village Project,
   Series 1995A, 9.25% 2025                                                  3,000      3,400
   Winchester Gardens at Ward Homestead Project,
   Series 1996A:
    8.50% 2016                                                               1,000      1,037
    8.625% 2025                                                              1,000      1,043
 The Union County Utilities Authority,  Solid Waste
  System Revenue Bonds, 1991 Series A  AMT, 7.10% 2006                       3,090      3,171

New York - 11.80%
 State Environmental Facilities Corp. AMT,
  Solid Waste Disposal Revenue Bonds, (Occidental
  Petroleum Corp. Project), Series 1993 Subseries A:
  5.50% 2003                                                                 2,500      2,505
  5.70% 2028                                                                 1,235      1,163
 State Thruway Authority, Local Highway and
  Bridge Service Contract Bonds, Series 1992,
  6.25% 2006                                                                 1,000      1,044
 The City of New York, General Obligation Bonds:
  Series A, 6.25% 2003                                                       1,000      1,051
  Series A, 7.00% 2005                                                       2,000      2,193
  Fiscal 1996 Series C, 6.40% 2003                                           1,000      1,056
  Fiscal 1996 Series E, 6.50% 2004                                           2,500      2,653
  Fiscal 1995 Series B, 7.00% 2016                                           1,000      1,072
 New York City Industrial Development Agency, Solid
  Waste Disposal Revenue Bonds (1995 Visy Paper
  (NY), Inc. Project) AMT, 7.55% 2005                                        9,000      9,528
 The Port Authority of New York and New Jersey, Special
  Project Bonds, Series 4 AMT, KIAC Partners Project:
   7.00% 2007                                                                4,000      4,300
   6.75% 2011                                                                4,000      4,115

North Carolina - 0.38%
 Eastearn Municipal Power Agency, Power System Revenue
  Bonds, Refunding Series 1993B, 6.00% 2026                                  1,000        987

Ohio - 0.67%
 The Student Loan Funding Corporation,
  Cincinnati, Student Loan Revenue
  Refunding Bonds,Series 1991A AMT, 7.20% 2003                               1,630      1,753

Pennsylvania - 3.50%
 Economic Development Financing Authority,
  Resource Recovery Revenue Bonds (Colver Project),
  Series 1994 D AMT, 7.15% 2018                                              3,000      3,154
 Lehigh County General Purpose Authority, College Revenue
  and Refunding Bonds, Series A and B of 1996 (Cedar Crest
  College), 6.65% 2017                                                       1,750      1,779
 The Hospitals Authority of Philadelphia,
  Hospital Revenue Bonds (Temple University
  Hospital), Series of 1983, 6.625% 2023                                     1,000      1,031
 Schuylkill County Industrial Development
  Authority, Resource Recovery Revenue Refunding
  Bonds (Schuylkill Energy Resources, Inc.
  Project), Series 1993 AMT, 6.50% 2010                                      3,260      3,133

South Carolina - 1.01%
 York County, Pollution Control Facilities
  Revenue Bonds (Bowater Inc. Project),
  Series 1990 AMT, 7.625% 2006                                               2,300      2,640

Tennessee - 2.33%
 The Industrial Development Board of the County of McMinn,
  Solid Waste Recycling Facilities Revenue Bonds,
  Series 1992 (Calhoun Newsprint Co. Project -
  Bowater Inc. Obligor) AMT, 7.625% 2016                                     3,000      3,264
 Memphis-Shelby County Airport Authority, Special
  Facilities Revenue Bonds (Federal Express
  Corp.), Series 1984, 7.875% 2009                                           2,500      2,787

Texas - 5.73%
 Alliance Airport Authority, Inc., Special
  Facilities Revenue Bonds (American Airlines,
  Inc. Project), Series 1990 AMT, 7.00% 2011                                 5,250      5,818
 Hidalgo County Health Services Corp., Hospital Revenue
  Bonds (Mission Hospital, Inc. Project), Series 1996:
   7.00% 2008                                                                2,365      2,490
   6.75% 2016                                                                1,000      1,008
 Tomball Hospital Authority, Hospital Revenue
  Refunding Bonds, Series 1993, 6.125% 2023                                  5,740      5,574

Virginia - 0.40%
 Virginia College Building Authority, Educational
  Facilities Revenue Bonds (Marymount University
  Project) Series of 1992, 7.00% 2022                                        1,000      1,053

West Virginia - 0.88%
 City of South Charleston, Pollution Control
  Revenue Refunding Bonds (Union Carbide
  Corp. Project), Series 1985, 7.625% 2005                                   2,000      2,301

                                                                                    ---------
                                                                                      239,790
                                                                                    ---------

Tax-Exempt Securities Maturing in
One Year or Less - 6.05%

 State of California, 1996-97 Revenue Anticipation Notes,
  Series A, 4.50% 6/30/97                                                    3,700      3,714
 State of Colorado, General Fund Tax and Revenue
  Anticipation Notes, Series 1996A, 4.50% 6/27/97                            1,200      1,204
 County of Los Angeles, California, 1996-97 Tax and
  Revenue Anticipation Notes, Series A, 4.50% 6/30/97                        3,400      3,412
 State of Montana, Tax and Revenue Anticipation Notes,
  Series 1996, 4.50% 6/27/97                                                 1,000      1,004
 State of Texas, Tax and Revenue Anticipation Notes,
  Series 1996, 4.75% 8/29/97                                                 5,250      5,286
 State of Wisconsin, Operating Notes of 1996, 4.50% 6/16/97                  1,100      1,104
                                                                                    ---------
                                                                                       15,724
                                                                                    ---------
TOTAL TAX-EXEMPT SECURITIES (cost: $244,137,000)                                      255,514
Excess of cash, prepaids and receivables over
 payables                                                                               4,472
                                                                                    ---------
NET ASSETS                                                                           $259,986
                                                                                    =========
See Notes to Financial Statements

American High-Income Municipal Bond Fund
Financial Statements
                                                          (Unaudited)
Statement of Assets and Liabilities
at January 31, 1997 (dollars in thousands)

Assets:
 Tax-exempt securities
  (cost: $244,137)                                           $255,514
 Cash                                                              13
 Prepaid organization expense                                       7
 Receivables for--
  Sales of investments                            $2,076
  Sales of fund's shares                           1,550
  Accrued interest                                 4,656        8,282
                                               ---------    ---------
                                                              263,816
Liabilities:
 Payables for--
  Purchases of investments                         3,121
  Repurchases of fund's shares                        63
  Dividends payable                                  421
  Management services                                 90
  Accrued expenses                                   135        3,830
                                               ---------    ---------
Net Assets at January 31, 1997
 Equivalent to $15.37 per share on 16,916,771
 shares of $0.01 par value capital stock
 outstanding (authorized capital stock --                    $259,986
200,000,000 shares)                                         =========

Statement of Operations
for the six months ended January 31, 1997                 (Unaudited)
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                            $7,721
                                                            ---------
 Expenses:
  Management services fee                           $508
  Distribution expenses                              307
  Transfer agent fee                                  48
  Reports to shareholders                             62
  Registration statement and prospectus               82
  Postage, stationery and supplies                    11
  Director's fees                                     10
  Auditing and legal fees                             29
  Custodian fee                                        6
  Taxes other than federal income tax                  1
  Organization expense                                 1
  Other expenses                                       5
                                               ---------
   Total expenses before reimbursement             1,070
  Reimbursement of expenses                            -        1,070
                                               ---------    ---------
  Net investment income                                         6,651
                                                            ---------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                466
 Net unrealized appreciation
  on investments:
  Beginning of period                              7,574
  End of period                                   11,377
                                               ---------
   Net increase in unrealized appreciation
    on investments                                              3,803
  Net realized gain and unrealized                          ---------
   appreciation on investments                                  4,269
Net Increase in Net Assets Resulting                        ---------
 from Operations                                              $10,920
                                                            =========

Statement of Changes in Net Assets
(dollars in thousands)                        Six months
                                                   ended   Year ended
                                             January 31,     July 31,
                                                   1997*         1996
Operations:
 Net investment income                            $6,651      $11,033
 Net realized gain on investments                    466        3,233
 Net unrealized appreciation
  on investments                                   3,803          783
                                               ---------    ---------
  Net increase in net assets
   resulting from operations                      10,920       15,049
                                               ---------    ---------
Dividends and Distributions Paid to
 Shareholders:
 Dividends Paid from net
  investment income                               (6,713)     (11,032)
 Distributions from net realized gain on
  investments                                     (2,176)      (3,336)
                                               ---------    ---------
  Total dividends and distributions               (8,889)     (14,368)
                                               ---------    ---------

Capital Share Transactions:
 Proceeds from shares sold:
  3,574,706 and 6,164,069 shares, respectiv       54,928       93,928
 Proceeds from shares issued in reinvestment
 of net investment income dividends
  and distributions of net realized gain
  on investments:
  403,878 and 645,325 shares, repectively          6,217        9,858
Cost of shares repurchased: 1,323,366 and
 2,910,852 shares, respectively                  (20,330)     (44,191)
                                               ---------    ---------
 Net increase in net assets
  resulting from capital share
  transactions                                    40,815       59,595
                                               ---------    ---------
Total Increase in Net Assets                      42,846       60,276
Net Assets:
 Beginning of period                             217,140      156,864
                                               ---------    ---------
 End of period                                  $259,986     $217,140
                                               =========    =========

*Unaudited
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof. All securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $6,000 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of January 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $11,377,000, of which $11,528,000 related to appreciated securities and $151,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $244,137,000 at January 31, 1997.

3. The fee of $508,000 for management services was paid pursuant to an agreement with CRMC, with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for fee reductions to the extent annual operating expenses exceed 0.90% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of 12 consecutive months, provided no advances are outstanding, or October 1, 2004. Expenses that are not subject to these limitation are interest, taxes, brokerage commissions, transaction costs and extraordinary expenses.

Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended January 31, 1997, distribution expenses under the Plan were $307,000. As of January 31, 1997, accrued and unpaid distribution expenses were $65,000.

American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $48,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $167,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of January 31, 1997, aggregate amounts deferred and earnings thereon were $17,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of January 31, 1997, accumulated undistributed net realized gain on investments was $368,000 and additional paid-in capital was $231,320,000.
The fund made purchases and sales of investment securities, excluding short-term securities, of $54,734,000 and $21,961,000, respectively, during the six months ended January 31, 1997.

Per-Share Data and Ratios

                                                                                   Six                         Period
                                                                                months            Year   September 26
                                                                                 ended           ended    1994 /2/ to
                                                                           January 31,        July 31,       July 31,
                                                                              1997 /1/             1996          1995
Net Asset Value, Beginning
 of Period                                                                        15.23         $15.14         $14.29
                                                                          ------------    ------------   ------------
Income From Investment
 Operations:
 Net investment income                                                             .44             .88            .76
 Net realized and
  unrealized gain
  on investments                                                                   .28             .37            .85
                                                                          ------------    ------------   ------------
   Total income from investment operations                                         .72            1.25           1.61
                                                                          ------------    ------------   ------------
Less Distributions:
 Dividends from net investment income                                             (.44)           (.88)          (.76)
 Distributions from net realized gains                                            (.14)           (.28)            --
                                                                          ------------    ------------   ------------
  Total distributions                                                             (.58)          (1.16)        #VALUE!
                                                                          ------------    ------------   ------------

Net Asset Value, End of Period                                                  $15.37          $15.23         $15.14
                                                                          ============    ============   ============

Total Return /3/                                                             4.78% /4/           8.48%     11.62% /4/


 Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                          $260            $217           $157
 Ratio of expenses to average net assets before fee waiver                    .45% /4/           .88%     .94% /4/
 Ratio of expenses to average net assets after fee waiver                     .45% /4/            .86%       .62% /4/
 Ratio of net income to average net assets                                   2.81% /4/          5.74%       5.66% /4/
 Portfolio turnover rate                                                     9.90% /4/         35.22%      46.42% /4/


/1/ Unaudited
/2/ Commencement of operations.
/3/ Calculated without deducting a sales charge. The
 maximum sales charge is 4.75% of the fund's offering price.
/4/ Based on operations for the period shown and, accordingly, not representative of a full year's operations.

The American Funds Group(R) Shareholder Services

ARE YOU AWARE OF YOUR RIGHTS?

Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

Through your right of accumulation, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment.

Sales charges are reduced on a sliding scale as your investments increase. You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.

OTHER WAYS TO REDUCE SALES CHARGES

You can establish a statement of intention that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period.* Or you can aggregate accounts by adding your purchase amount to the total value of accounts you, your spouse and your minor children have with The American Funds Group. Call a Shareholder Services Representative for details and restrictions.

Whether you accumulate, aggregate or establish a statement of intention, it all adds up to more purchasing power for you.

SERVICES TO MATCH YOUR LIFESTYLE

Our many free services are designed to accommodate your needs quickly and efficiently.

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINE (SM) - Handle transactions using your phone or computer 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances and confirm your most recent transactions. Request duplicate statements and order checks (by phone only). All on your timetable. Just call 800/325-3590 or reach us on the World Wide Web at www.americanfunds.com.

AMERICAN FUNDSLINK (SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account for fast, convenient, worry-free banking. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

Other automatic transactions - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

Dividend and capital gain options - Use your dividend and capital gain distributions to meet your changing needs. You may:

- Automatically reinvest distributions back into the fund at no sales charge.

- Cross-reinvest dividends into another fund at no sales charge for added diversification. You can cross-reinvest if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

- Have dividends mailed or sent electronically to you or to someone else to help meet your obligations.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - without paying a sales charge.* If you are opening an account in a different fund, you must meet that fund's minimum investment requirement. Please remember that fund exchanges among many types of accounts constitute a sale and purchase for tax purposes.

OTHER SERVICES - Stay on top of your investments with account statements that keep you abreast of the activity in your account, consolidated quarterly statements to reduce paper- work if you have multiple accounts and year-end tax reports that show the dividends and capital gain distributions paid to you during the year.

To reduce paperwork and avoid the problem of lost or destroyed certificates, your shares are credited to your account and certificates are not issued unless specifically requested.

*Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge generally do not apply when determining your sales charges. If, however, the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds, the value of the shares would apply toward reducing sales charges.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER OR PHONE AMERICAN FUNDS SERVICE COMPANY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

To talk to a Shareholder Services Representative, call toll-free (8 a.m. to 8 p.m. ET) from anywhere in the U.S.: 800/421-0180. Visit www.americanfunds.com on the World Wide Web.

[map of United States of America]

Western Service Center
American Funds Service Company
P.O. Box 2205
Brea, California  92822-2205

West Central Service Center
American Funds Service Company
P.O. Box 659522
San Antonio, Texas  78265-9522

East Central Service Center
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana  46206-6007

Eastern Service Center
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia  23501-2280

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007
P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA AGD/ALI/3368
Lit. No. AHIM-013-0397
[The American Funds Group(R)]
Printed on recycled paper